Item 12 (b).  Exhibits.


                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer: USAA MUTUAL FUNDS TRUST

                Balanced Strategy Fund         Precious Metals and Minerals Fund
                Cornerstone Strategy Fund      International Fund
                Growth & Tax Strategy Fund     World Growth Fund
                Emerging Markets Fund          GNMA Trust
                Treasury Money Market Trust


In connection with the Semiannual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended November 30, 2008, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  01/26/2009                                  /S/ CHRISTOPHER W. CLAUS
       ------------                                ---------------------------
                                                      Christopher W. Claus
                                                      President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUNDS TRUST

                 Balanced Strategy Fund        Precious Metals and Minerals Fund
                 Cornerstone Strategy Fund     International Fund
                 Growth & Tax Strategy Fund    World Growth Fund
                 Emerging Markets Fund         GNMA Trust
                 Treasury Money Market Trust


In connection with the Semiannual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended November 30, 2008, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  01/26/2009                                  /S/ ROBERTO GALINDO, JR.
       -----------                                 ----------------------------
                                                     Roberto Galindo, Jr.
                                                     Treasurer